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                                                                   Exhibit 10.36

                                COMMERCIAL LEASE

     This Commercial Lease ("Lease") has an effective date of the 12th day of July, 2005, and is between The Conlin Company, a sole proprietorship, whose address is 2455 South Industrial, Suite K, Ann Arbor, Michigan 48104, hereinafter called "Landlord," and Mercantile Bank of West Michigan, a Michigan banking corporation, whose address is 310 Leonard Street NW, Grand Rapids, Michigan 49504, hereinafter called "Tenant."

     The parties agree to the following for which there is adequate consideration:

     1. LOCATION. Landlord owns real property located in the City of Ann Arbor, County of Washtenaw, and State of Michigan (the "Premises"). The legal description of the Premises is set forth on attached EXHIBIT A. Landlord hereby leases to Tenant the entire Premises, including an approximate 10,000 square foot building and grounds (hereinafter referred to as the "Leased Premises"). The Leased Premises are more particularly shown on the drawing attached hereto as EXHIBIT B.

          Notwithstanding anything in this Lease to the contrary, the Tenant shall be given possession of the Leased Premises as of the Effective Date of this Lease so Tenant can begin construction of its Tenant Improvements (as defined herein). Tenant shall obtain all necessary permits and approvals for its occupancy. During the first four (4) months of this Lease (hereafter the "Construction Period"), Tenant shall have access to the Leased Premises for purposes of building out the Tenant's space with its Tenant improvements (collectively "Tenant Improvements") and for operating its business as further set forth in Paragraph 4.

     2. TERM. The term of this Lease shall be five (5) years, commencing on July 1, 2005, and ending on June 30, 2010, unless sooner terminated under the provisions hereof. Each "Lease Year" shall be a twelve (12) month period during the initial term of this Lease and during any Renewal Period, the first commencing on the date which this Lease commences.

          Notwithstanding the foregoing term and the option to renew set forth in Paragraph 3, Tenant shall have the right to terminate this Lease prior to the end of the initial term as follows:

          (a) During the first two (2) Lease Years, by giving Landlord not less than one (1) year advanced written notice and the payment of six (6) months of minimum monthly rent covering the six (6) month period after termination; or

          (b) After the first two (2) Lease Years, by giving Landlord not less than one (1) year advance written notice, but no additional minimum monthly rent shall be due.

In the event of termination under Paragraph 2(a) or 2(b), Tenant shall also owe to Landlord the remaining unamortized portion of the tenant improvement allowance (hereinafter "Tenant Allowance") set forth in Paragraph 10 of this Lease. Payment by Tenant of the Tenant Allowance shall be prorated for the five
(5) year term of this Lease. For illustration purposes only, if Tenant were to spend the entire $100,000 Tenant Allowance and then were to give Landlord proper notice

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and terminate this Lease on the fourth (4th) anniversary of this Lease, then
Tenant would pay to Landlord the sum of $20,000 to cover the unamortized portion of the Tenant Allowance for the fifth (5th) Lease Year (i.e., the Tenant Allowance shall be amortized at $20,000 per year for the five (5) year Lease
Term). For termination during a partial Lease Year, the amortization shall be on a monthly basis.

     3. OPTION TO RENEW. Tenant shall have the option to renew this lease ("Lease") for two (2) additional terms of five (5) years each. Each "Renewal Period" shall commence immediately after the end of the original term of this Lease or at the end of the first Renewal Period. To exercise the option, Tenant must give Landlord written notice of the exercise of such option not less than six (6) months prior to the end of the original term of this Lease or first Renewal Period, as appropriate. The terms of the Lease, during Renewal Period, shall remain the same as during an initial term, except as otherwise expressly set forth herein.

     4. RENT. During the Construction Period, and until the Rent Commencement Date (defined below), Tenant shall pay to Landlord minimum monthly rent equal to the square footage of the leased space that it is occupying to conduct business (but not the portion of the Leased Premises in which the Tenant Improvements are being constructed) at $15.00 per square foot per annum. For illustration purposes only, if Tenant uses 2,000 feet during the Construction Period, then the Tenant's minimum monthly rent shall be $2,500 per month, payable on or before the first day of each month. In addition, Tenant shall pay Landlord the sum of $12,500, which can be used to offset the appropriate portion of the last month's rent owed under this Lease.

          Beginning on the earlier of (i) ten (10) days after Tenant's completion of its Tenant Improvements and its obtaining of a Certificate of Occupancy; and (ii) November 1, 2005, (the "Rent Commencement Date"), Tenant shall pay Landlord, as minimum monthly rent (sometimes referred to as the "Rent") for said Leased Premises, during the remainder of the first Lease Year of this Lease, the sum of Twelve Thousand Five Hundred and 00/100 ($12,500) Dollars, subject to the provisions below. Rent shall be paid in advance of or on the first day of each month and commence and any partial month's rent shall be prorated. Notwithstanding the foregoing, Tenant's actual minimum monthly rent shall be reduced by 50% until such time that the amount of the Tenant Allowance actually used by Tenant is fully deducted (up to $100,000), but subject to Tenant's obligation to pay to Landlord the unamortized portion of the Tenant Allowance pursuant to Paragraph 2 herein if Tenant terminates this Lease prior to the end of the initial term.

          Annual rent during the second Lease Year and each Lease Year thereafter, including during the "Renewal Periods," shall be increased by an amount equal to the cost of living increase as determined by the official Consumer Price Index published by the Bureau of Labor Statistics, United States Department of Labor. The Consumer Price Index to be used will be that for "Urban Wage Earners and Clerical Workers (Revised, United States City Average, 1982-1984=100)," hereinafter called the "CPI."

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          An increase in monthly rent for the second Lease Year shall be based upon a comparison of the last CPI published prior to commencement of this Lease to the last CPI published prior to the end of the first Lease Year. The amount of the increased monthly rent to be effective beginning the second Lease Year (i.e., July 1, 2006 to June 30, 2007) shall be calculated by multiplying $12,500 by the last CPI published prior to the end of the first Lease Year, divided by the last CPI published prior to the commencement of this Lease. The amount of the increased monthly rent to be effective for all succeeding Lease Years shall be calculated by multiplying the rent in effect at the end of the then previous Lease Year by the last CPI published prior to the end of the previous Lease Year, divided by the last CPI published prior to the commencement of the previous Lease Year (or if there shall not have been a rent increase for the previous Lease Year, then the denominator shall be the last CPI published prior to the commencement of the last Lease Year for which there was a rent increase).

          Notwithstanding the foregoing, an annual rent increase for any Lease Year during the initial term may not exceed 2.5% from the previous Lease Year, and the annual rent increase for any Lease Year during the Renewal Periods shall be 75% of the CPI increase (not to exceed 7%) from the previous Lease Year. Thus, Rent for the first Lease Year of the first Renewal Period shall be 75% of the increase in CPI from the previous Lease Year as described above, but no more than a 7% increase from the previous Lease Year.

     5. ADDITIONAL RENT. As additional rent, the Tenant shall pay its share of the cost of insurance, real property taxes, and any other charges or costs due by Tenant under this Lease. This "Additional Rent" shall be payable by Tenant within thirty (30) days after presentation to Tenant by Landlord of an itemized bill for any portion of Additional Rent or within the timeframes set forth herein, whichever is longer.

     6. TENANT INSURANCE. The Tenant shall keep in force, at its sole expense,
(i) an all risk insurance policy pertaining to the entire Leased Premises described at EXHIBIT A, and all buildings and other improvements thereon, including all Tenant improvements, and (2) a policy of public liability insurance in an amount not less than One Million and 00/100 ($1,000,000) Dollars per occurrence. Landlord shall be a named insured on all of Tenant's insurance policies. Tenant shall furnish Landlord with certificates or other evidence acceptable to Landlord indicating that the insurance is in effect prior to execution of this Lease, and provide that Landlord shall be notified in writing at least thirty (30) days prior to cancellation of any material change in or renewal of the policy. Any personal property kept on the Leased Premises by Tenant shall be at Tenant's sole risk.

     7. TAXES.

          (a) REAL ESTATE TAXES AND ASSESSMENTS. Tenant shall pay Landlord, as Additional Rent, all taxes and assessments that may be levied or assessed during the term

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     hereof by any lawful authority against the lands and buildings of, or relating to, the entire Leased Premises. Should the State of Michigan or any political subdivisions thereof or any governmental authority having jurisdiction thereof impose a tax and/or assessment of any kind or nature upon, against, or with respect to, the rentals payable by Tenant, either by way of substitution for all, or any part, the taxes and assessments levied or assessed against such land and buildings, or in addition thereto, such tax and/or assessment shall be deemed to constitute a tax and/or assessment against such land and such buildings for the purpose of this Paragraph.

          (b) PERSONAL PROPERTY TAXES. Tenant shall be responsible for and shall pay, immediately when due, all taxes assessed, during the term of this Lease, against any leasehold interest or personal property of any kind owned or placed in, upon, or about the Leased Premises by Tenant; including all trade fixtures, equipment, and inventory.

     8. REPAIRS. Tenant shall maintain, repair, and replace, at its sole cost and expense, the entire interior of the Leased Premises, and, subject to the paragraph below, make all necessary repairs and replacements to all interior improvements and systems which serve the Leased Premises, including all electrical, mechanical, heating, and plumbing systems and equipment (collectively the "Interior Systems"), and all glass doors, walls, trim, floors, and lighting in the Leased Premises.

          Landlord shall have the obligation, at its sole cost and expense, to
(i) maintain, repair, and replace the entire exterior of the Leased Premises including, but not limited to, roof, walls, foundation, and all structural components of the building and all improvements thereon; to maintain, repair, and replace all parking, driveway and access areas; (ii) for a period of one (1) year after the Rent Commencement Date, keep the Interior Systems in good working order; and (iii) to take all other action necessary to keep the Leased Premises and all improvements thereon in good working order.

          After the first year after the Rent Commencement Date, Tenant shall pay the first $1,000 of repairs and necessary replacements to the Interior Systems. Any maintenance, repair, or replacement costs related to Interior Systems during the first year, which costs more than $1,000, shall be due and payable by Landlord to Tenant upon demand therefore, provided that Tenant provides Landlord with invoices for all costs related to such work.

          Tenant shall, throughout the term of this Lease, promptly comply, or cause compliance, with all laws and ordinances and the orders, rules, regulations and requirements of all federal, state, county, and municipal governments, and appropriate departments, commissions, boards and offices thereof, which may be applicable to the Leased Premises.

     9. LANDLORD IMPROVEMENTS. Landlord shall, at its sole cost and expense, provide the following improvements to the Leased Premises:

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          (a) Ensure that the building exterior structure is in good repair
     (which shall include roof repairs) and, if it is not, make the necessary repairs within 15 days;

          (b) Ensure that the mechanical, electrical, plumbing, and other systems are in good condition and repair and, if the systems are not, make the necessary repairs within 15 days;

          (c) Seal and restripe the parking lot and driveways on the Leased Premises so that the same are in good condition within 30 days;

          (d) Landscape and otherwise make sure that the grass and other greenbelt areas are in good repair, including removing weeds, trimming trees, repairing the in-ground sprinkler system, and take such other action necessary to make the grounds presentable within 30 days;

          (e) Within 45 days, take all other action necessary to ensure that the exterior of the building on the Leased Premises and the building grounds are in good repair to allow Tenant to operate a first class business operation at the Leased Premises.

          If Landlord fails to make the Improvements timely, Tenant shall have the right to make such improvements and shall be entitled to an offset from the minimum monthly rent of all reasonable costs related thereto, including the costs of its contractors.

     10. TENANT IMPROVEMENTS. The current building on the Leased Premises was a First American Title Company, which Tenant will convert to a bank branch and related improvements. To renovate the interior of the Leased Premises, Landlord shall provide to Tenant the Tenant Allowance of up to $100,000, which money shall be used for certain Tenant improvements (collectively "Tenant Improvements"). The Tenant Allowance shall be paid to Tenant in the following manner:

          (a) Tenant shall obtain, at its sole cost and expense, sealed architectural plans for the demolition, remodeling, and renovation (hereinafter collectively "Renovate(tion)") of the interior of the building and shall provide a copy of the same to the Landlord.

          (b) Tenant shall hire a general contractor ("General Contractor"), with the reasonable approval of Landlord, which approval shall not be unreasonably withheld, delayed, or conditioned.

          Once a General Contractor has been hired by the Tenant, Tenant agrees to pay the General Contractor, and provide to Landlord a copy of all invoices and appropriate

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          waivers of lien. The total amount of Landlord's contribution (i.e., the Tenant Allowance) for the construction of Tenant Improvements shall be $100,000 Dollars. All sums over $100,000 Dollars used to Renovate the interior of the building shall be paid by the Tenant. Landlord agrees to reimburse Tenant for the Tenant Allowance by allowing Tenant to reduce its minimum monthly rent as set forth in Paragraph 4 of this Lease.

          (c) As set forth in Paragraph 2 of this Lease, the Tenant Allowance shall be amortized over five (5) years.

     11. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and every claim for recovery from the other for any and all loss or damage to or at the Premises, including the Leased Premises, or any portion thereof, or to the contents thereof, which loss or damage is covered by valid and collectable insurance policies, including all fire and extended coverage insurance policies and general liability insurance policies, to the extent that such loss or damage is recoverable under said insurance policies, but which policies shall cover losses attributable to the negligence of either party hereto (and any employees, agents, representatives, and any parties related in any way to either party hereto) or any other party, entity, or individual. In as much as this mutual waiver will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give to each insurance company which has issued policies of insurance hereunder, written notice of the terms of this mutual waiver, and to have said insurance policies properly endorsed if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver.

     12. FIRST AND LAST YEAR PRORATION. Any Additional Rent due hereunder by Tenant, including for insurance and taxes, during the first calendar year and the last calendar year of this Lease, including any Renewal Period, shall be prorated.

     13. USE OF LEASED PREMISES. Tenant shall use the Leased Premises as a banking branch and related facilities and for no other purpose or purposes without the prior written consent of Landlord. Tenant shall not conduct or permit to be conducted on said Leased Premises any business which is contrary to any laws or regulations of the United States or the State of Michigan or contrary to local ordinances. Tenant shall not, by any act or by neglect in or about the Leased Premises, infringe any laws or regulations of the United States or the State of Michigan or local ordinances or the regulations of any public authority, and shall hold Landlord harmless from any damage accruing to it from the failure of Tenant fully to keep this covenant.

     14. UTILITIES. Tenant shall pay the entire cost of all utilities used at the Leased Premises, including, but not limited to, electrical, gas, water and sewer. Tenant shall arrange and pay for telephone service at the Leased Premises and any other service or utilities of any nature.

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     15. ENVIRONMENTAL REPRESENTATIONS. Tenant shall take no action to cause any adverse environmental impact on the Leased Premises during the term of this Lease or while Tenant is in possession of the Leased Premises. Tenant shall comply with all federal, state, and local statutes, laws, rules, regulations, and ordinances which relate, in any way, to environmental matters, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et. seq., and Michigan's Natural Resources and Environmental Protection Act, 1994 P.A. 451.

          Landlord shall indemnify, defend, and hold Tenant harmless from any and all claims, causes of action, liability, costs, expenses and/or damages resulting from any toxic substances, toxic wastes, hazardous substances, and hazardous waste (as those terms are defined in the various federal and state environmental laws), which are released or disposed of on or under the Leased Premises prior to the term of this Lease or resulting from any violation of any environmental laws by Landlord or its agents, representatives and employees.

          Tenant shall indemnify, defend, and hold Landlord harmless from any and all claims, causes of action, liability, costs, expenses and/or damages resulting from any toxic substances, toxic wastes, hazardous substances, and hazardous waste (as those terms are defined in the various federal and state environmental laws), which are released or disposed of on or under the Leased Premises during the term of this Lease or at any time resulting from Tenant's occupancy, operation, and/or use of the Leased Premises, including any subsequent transfer, assignment, or sublease of the Leased Premises, or resulting from any violation of any environmental laws by Tenant or its agents, representatives and employees.

     16. ASSIGNMENT. Tenant shall not assign this Lease nor any right hereunder, nor hypothecate or mortgage the same, nor sublet the Leased Premises or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed; provided, however, that Tenant may assign or convey its interest in this Lease or the Leased Premises without Landlord's approval to a closely held company or subsidiary of Tenant.

     17. ALTERATIONS AND FIXTURES. After the Tenant Improvements have been completed, Tenant shall make no further structural alterations and/or additions or improvements (collectively "alterations") to the Leased Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed. All such structural alterations (such as walls, floors, carpeting, etc.) made by Tenant shall become the sole property of Landlord upon the termination of the Lease or the termination of occupancy of the Leased Premises. After termination of the Lease, Tenant shall have the right to remove all trade fixtures, equipment, and inventory, provided Tenant repairs any damage to the Leased Premises caused by the removal.

     18. DAMAGE OR DESTRUCTION. If the building shall be damaged or destroyed in whole or in part, than Landlord shall in good faith fully restore, repair, and rebuild the Leased Premises,

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provided the same can be completed within one hundred eighty (180) days. If the same cannot be completed within one hundred eighty (180) days, or if the same is not, in fact, fully restored by Landlord within one hundred eighty (180) days because of a reason which is not the fault or cause of Landlord, then either party may terminate this Lease by giving written notice to the other party.

          Upon any casualty, there shall be an equitable abatement of Rent as mutually determined by the parties. For so long as Tenant shall continue any business on the Leased Premises or shall continue to occupy the Leased Premises or store property thereon, the Leased Premises shall not be deemed untenantable.

     19. CONDEMNATION. If the whole or any part of the Leased Premises shall be taken by the power of eminent domain, this Lease shall cease as to the parcel taken as of the date title shall vest in the condemnor; and the Rent reserved shall then abate proportionately as to the part so taken, or shall cease if the entire Leased Premises shall be taken. A sale in lieu of condemnation shall be considered a "taking". At the option of either party, this Lease shall terminate if the part of the Leased Premises so taken shall be such so as to prevent the continued operation of Tenant's normal business activity on the Leased Premises, as determined by Tenant.

          Tenant shall not share in the proceeds of any condemnation award except as to an award made to Tenant for cost of moving, loss of business, and trade fixtures, and after payment of Tenant's fair share of the expenses and fees of obtaining such award. If neither party elects in writing to terminate this Lease within thirty (30) days of a partial taking of the Leased Premises by giving written notice of election to the other party, Landlord shall, upon receipt of the award for taking, make the necessary repairs and alterations so as to constitute the portion of any building taken a whole architectural unit to the extent reasonably permissible under the circumstances; provided, the work required shall not exceed that required for the building's original construction nor shall the amount expended exceed the net award received by Landlord less the costs of obtaining the award and any payments to any mortgagee for diminution in the value of the fee. However, if despite Landlord's good faith efforts, the building and other improvements are not fully restored by Landlord within one hundred eighty (180) days after Landlord has received its condemnation proceeds, then Tenant may terminate this Lease by giving written notice to Landlord.

     20. RIGHT TO MORTGAGE; ATTORNMENT; ESTOPPEL CERTIFICATE. Landlord reserves the right to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon Landlord's interest in the Premises and on the land and buildings of which the said Premises are a part. Tenant covenants and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease to a lien of any such mortgage or mortgages, and hereby irrevocably appoints Landlord its attorney-in-fact to execute and deliver any such instrument or instruments for and in the name of Tenant. This power is hereby declared to be coupled with an interest and irrevocable. Any mortgage conveys the Leased Premises shall provide that Tenant's rights under the Lease shall be superior to that of the mortgagee, so long as Tenant is

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not in default under the terms of this Lease and that Tenant's interest in the
Leased Premises shall not be disturbed.

     21. DEFAULT AND REENTRY. Tenant shall observe and perform all the covenants, conditions, and agreements herein. Tenant shall be in default of this Lease if Tenant:

          (a) shall default in the payment of any installment of Rent, Additional Rent, or any other sum specifically to be paid by Tenant hereunder and such default shall not have been cured within ten (10) days after Landlord gives Tenant written notice specifying such default; or

          (b) shall default in the observance or performance of any of Tenant's covenants, agreements or obligations hereunder, other than the covenants to pay Rent or any other sum herein specified to be paid by Tenant, and such default shall not have been cured within thirty (30) days after Landlord shall have given to Tenant written notice specifying such default (provided, however, that if the default complaint of shall be of such nature that the same cannot be completely remedied or cured within such thirty (30) day period, then such default shall not be an enforceable default against Tenant for the purposes of this paragraph if Tenant shall have commenced curing such default within such thirty (30) day period and shall proceed with reasonable diligence and in good faith to remedy the default complained of); or

          (c) shall, finally and without further possibility of appeal or review, (i) be adjudicated bankrupt or insolvent, or (ii) have a receiver or trustee appointed for all or substantially all of its business or assets on the ground of Tenant's insolvency, or (iii) suffer an order to be entered approving of a petition filed against Tenant seeking reorganization of Tenant under the federal bankruptcy laws or any other applicable law or statute of the United States or any State thereof; or

          (d) shall make an assignment for the benefit of its creditors, or file a voluntary petition in bankruptcy or a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States or of any State thereof, or shall file a petition to take advantage of any insolvency act or shall consent to the appointment of a receiver or trustee of all or a substantial part of its business and property.

          If Tenant defaults under this Lease as set forth above, Landlord may terminate the Lease and re-enter and repossess the Leased Premises. Landlord may, because of the forfeiture of the Lease, terminate this Lease by filing a summary proceedings action, or may take any other action which is provided under Michigan law. Landlord may, without cancellation of this Lease, avail itself of the privilege of possession above mentioned, and relet the Leased Premises in its own name as agent of Tenant for such Rent and upon such terms as Landlord may deem advisable, and, if the full

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amounts due by Tenant under the Lease have not been paid to Landlord, Tenant shall pay all deficiencies, including any expense incurred by such reletting, including, but not limited to, the cost of renting, altering and redecorating and all of Landlord's attorneys fees related thereto. Landlord may relet the Leased Premises for the balance of Tenant's unexpired Lease term or Renewal Period, or any portion thereof, or relet the Leased Premises beyond the unexpired Lease term, without releasing Tenant from Tenant's obligation hereunder to pay all deficiencies and expenses incurred by reletting, altering and redecorating and any other amounts due by Tenant hereunder.

     22. LANDLORD'S ADVANCES. If Tenant shall default in any payment or expenditure of rent required to be paid or expended by Tenant under the terms hereof, or any other changes or costs due by Tenant hereunder, Landlord may, at its option, make such payment or expenditure, in which event the amount thereof shall be payable as Additional Rent to Landlord by Tenant on the next ensuing rent day. On default in such payment, Landlord shall have the same remedies as on default in payment of Rent or any other changes due by Tenant herein.

     23. LANDLORD'S INSPECTION. Landlord shall have the right to enter said Leased Premises at all reasonable hours and upon reasonable notice to Tenant to exhibit or examine the same, to make such repairs, additions or alterations as may be necessary for the safety, improvement or preservation of any portion of the Leased Premises.

     24. SIGNS. Tenant may install signs on the Leased Premises without the prior written consent of the Landlord provided the same comply with all local ordinances.

     25. PEACEFUL POSSESSION. Tenant, on paying the rentals herein provided, and performing all the covenants and agreements herein contained to be performed by it, in the manner and at the time set therefore (provided all defaults are cured before the end of the close period), shall and may peacefully and quietly have, hold and occupy the Leased Premises for the term aforesaid.

     26. PARTIAL INVALIDITY. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

     27. SALE OF LEASED PREMISES. Upon any sale or transfer, including any transfer by operation of law, of the Leased Premises, Landlord shall be relieved from all subsequent obligations under this Lease, provided that the buyer or transferee shall assume such obligations in writing.

     28. NOTICES. Whenever in this Lease it shall be required or permitted that notice or demand be given or served by either party upon the other, such notice or demand shall be in writing

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and shall be deemed to have been duly given or served upon deposit in the United
States mail, postage prepaid, and addressed as follows, or deemed to be given on the date such notice is personally delivered to Landlord or Tenant, as appropriate.

     To Landlord:  The Conlin Company
                   Attention: Phil Conlin
                   2455 South Industrial, Suite K
                   Ann Arbor, Michigan 48104

     To Tenant:    Mercantile Bank of West Michigan
                   Attention: Joseph S. Calvaruso, Senior Vice President
                   310 Leonard Street NW
                   Grand Rapids, Michigan 49504

     With Copy to: Jeffrey D. Swenarton
                   Kreis, Enderle, Callander & Hudgins, PC
                   One Moorsbridge
                   P.O. Box 4010
                   Kalamazoo, Michigan 49003-4010
                   (269) 324-3000

     Either party may change its address by written notice to the other.

     29. ENTIRE AGREEMENT. This Lease constitutes the entire Lease between the parties with respect to the matters set forth herein, and there are no representations, warranties, covenants, or obligations except as set forth herein. This Lease supersedes and replaces all prior and contemporaneous Leases, understandings, negotiations, statements and discussions, written or oral, of the parties hereto.

     30. WAIVER. The failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by such party of any of its rights hereunder. No waiver by any party at any time, expressed or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action by any party shall require the consent or approval of another party, such consent or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion.

     31. BENEFIT OF LEASE. The terms of this Lease shall be binding upon and inure to the benefit of the assigns, heirs, agents, and representatives of the parties hereto.

Commercial Lease
Page 12 of 14


     32. AMENDMENTS. The terms of this Lease may be amended or modified, provided such amendments or modifications are made in writing and signed by both parties.

     33. GOVERNING LAW. This Lease shall be governed by the laws of the State of Michigan.

     34. CUMULATIVE REMEDIES. All rights and remedies of the parties herein shall be cumulative, and none shall be exclusive of any other rights and remedies allowed under this Lease or under Michigan law.

     35. FACSIMILE. The parties agree that this Lease may be executed by facsimile or in counterparts, and that all counterparts together, with or without facsimile signatures, shall constitute one integrated Lease and be deemed an original document.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease.

Witnesses:                              Landlord:

                                        The Conlin Company,
                                        a sole proprietorship


                                        By: /s/ Phil Conlin
-------------------------------------       ------------------------------------
                                        Its: Owner
-------------------------------------        -----------------------------------
                                        Executed on: July 15th, 2005


Witnesses:                              Tenant:

                                        Mercantile Bank of West Michigan,
                                        a Michigan banking corporation,


/s/ Maggie Holmgren                     By: /s/ Joseph S. Calvaruso
-------------------------------------       ------------------------------------
Maggie Holmgren                             Joseph S. Calvaruso
                                        Its: Senior Vice President


/s/ Dennis Van Dam
-------------------------------------
Dennis Van Dam                          Executed on: July 12, 2005

                                 Effective Date:
  (The Effective Date of the Agreement shall mean the date the last party signs this Agreement)

                                (Leased Premises)

LEGAL DESCRIPTION PARCEL A

Commencing at the North 1/4 corner, Section 8, T3S, R6E, City of Ann Arbor, Washtenaw County, Michigan; thence S86 degrees 38'10"W 679.67 feet along the North line of said section 8; thence S00 degrees 50'20"E 125.12 feet to the Southerly right-of-way line of Eisenhower Parkway for a PLACE of BEGINNING; thence continuing S00 degrees 50'20"E 399.65 feet; thence S89 degrees 09'40"W
206.76 feet; thence N00 degrees 50'20"W 400.98 feet; thence the following two courses along the Southerly right-of-way line of said Elsenhower Parkway: 193.68 feet along the arc of a 1793.86 foot radius non-tangential circular curve to the left chord bearing N89 degrees 43'40"E 193.58 feet, and N86 degrees 38'10"E
13.21 feet to the Place of Beginning, being a part of the Northwest 1/4 of said
Section 8, containing 1.89 acres of land, more or less, being subject to easements and restrictions of record, if any.

Commercial Lease
Page 12 of 14


     32. AMENDMENTS. The terms of this Lease may be amended or modified, provided such amendments or modifications are made in writing and signed by both parties.

     33. GOVERNING LAW. This Lease shall be governed by the laws of the State of Michigan.

     34. CUMULATIVE REMEDIES. All rights and remedies of the parties herein shall be cumulative, and none shall be exclusive of any other rights and remedies allowed under this Lease or under Michigan law.

     35. FACSIMILE. The parties agree that this Lease may be executed by facsimile or in counterparts, and that all counterparts together, with or without facsimile signatures, shall constitute one integrated Lease and be deemed an original document.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease.

Witnesses:                              Landlord:

                                        The Conlin Company,
                                        a sole proprietorship


/s/ Deborah Thornber                    By: /s/ Phil Conlin  /s/ Jerry L. Helmer
-------------------------------------       ---------------  -------------------
Deborah Thornber                        Its: Owner           Jerry L. Helmer


                                                             /s/ Ruthann Helmer
-------------------------------------                        -------------------
                                                             Ruthann Helmer

                                        Executed on: July 13th 2005


Witnesses:                              Tenant:

                                        Mercantile Bank of West Michigan,
                                        a Michigan banking corporation


/s/ Maggie Holmgren                     By: /s/ Joseph S. Calvaruso
-------------------------------------       ------------------------------------
Maggie Holmgren                             Joseph S. Calvaruso
                                        Its: Senior Vice President


/s/ Dennis Van Dam
-------------------------------------
Dennis Van Dam                          Executed on : July 12, 2005

                                 Effective Date:
     (The Effective Date of the Agreement shall mean the date the last party signs this Agreement)

                                        ----------------------------------------

                                        ----------------------------------------